UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Indaptus Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

INDAPTUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40652	86-3158720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle 15th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(646) 427-2727

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INDP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2026, Indaptus Therapeutics, Inc. (the “Company”) entered into warrant repricing agreements (the “Repricing Agreements”) with certain holders (the “Executing Holders”) of warrants to purchase an aggregate of 913,638 shares of common stock of the Company that were originally issued in financing rounds during 2024 and 2025 at exercise prices ranging from $8.30 to $47.60 (the “Executing Warrants”). Pursuant to the Repricing Agreements, the Company agreed to reduce the per share exercise prices of the Executing Warrants to $1.75, which is equal to the “Minimum Price” as calculated in accordance with the Nasdaq rules (the “Exercise Price Reduction”). As a condition to the Exercise Price Reduction, the Executing Holders agreed to enter into a voting agreement pursuant to which the Executing Holders agreed to vote all of the shares of common stock held by the Executing Holders in favor of all the proposals set forth on the agenda for the special stockholder meeting scheduled on February 26, 2026 or at a postponement or an adjournment thereof (the “Voting Agreement”).

In addition, on February 11, 2026, with respect to the remaining warrants and placement agent warrants to purchase an aggregate of 762,787 shares of common stock that were issued in the same financing rounds described above, the board of directors of the Company unilaterally reduced their per share exercise prices to $1.75.

Other than the reduction in the per share exercise price, all other terms and provisions of the warrants described above remain unchanged.

The foregoing description of the Repricing Agreements and the Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each, the forms of which are filed as Exhibit 10.1 and 10.2, respectively, and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report on Form 8-K regarding the unregistered securities described therein is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Warrant Repricing Agreement
10.2	Form of Voting Agreement
104	Cover Page Interactive Data File

Additional Information and Where to Find It

This Current Report may be deemed to be solicitation material in respect of the proposals at the Special Meeting of the Company to be held on February 26, 2026 (the “Proposals”). In connection with the Proposals, the Company has filed the Definitive Proxy Statement and may file other materials with the SEC. INVESTORS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS. Investors and stockholders are able to obtain the documents free of charge at the SEC’s website at www.sec.gov, or upon request from the Company’s Investor Relations contacts.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in connection with the Proposals. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A which was filed with the SEC on January 21, 2026 (the “Proxy Statement”). Please refer to the “Executive Compensation,” “Certain Relationships and Related Person Transactions,” and “Security Ownership of Certain Beneficial Owners and Management” in the Proxy Statement. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, is included in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2026

INDAPTUS THERAPEUTICS, INC.

By:	/s/ Nir Sassi
Name:	Nir Sassi
Title:	Chief Financial Officer

Exhibit 10.1

INDAPTUS THERAPEUTICS, INC.

February [___], 2026

To: [Name of Holder]

Re:	Repricing of Warrants

Dear Holder:

Reference is made to those certain warrants to purchase shares of common stock, $0.01 par value per share (the “Common Stock”) issued to you (“Holder”, “you” or similar terminology) by Indaptus Therapeutics, Inc. (the “Company”) as set forth in Exhibit A hereto (the “Warrants”).

The Company offers to reduce the Exercise Price (as defined in the respective Warrants) of the Warrants to an amount equal to the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) on the trading day immediately preceding the Effective Date (as defined below); or (ii) the average Nasdaq Official Closing Price for the five trading days immediately preceding the Effective Date (the “Exercise Price Reduction”).

As a condition to the Exercise Price Reduction, you hereby irrevocably agree to execute, deliver and be fully bound by a voting agreement in the form attached hereto as Exhibit B (the “Voting Agreement”) and strictly comply with and perform all obligations set forth therein. In addition, as an inducement to the Exercise Price Reduction, you hereby agree that you shall not, and shall cause your affiliates not to, commence, prosecute or maintain any action, claim or proceeding against any of the Company and its subsidiaries and affiliates, and each of their respective current or former directors, officers, employees, agents, representatives and controlling persons arising out of or relating to any of the matters set forth in the transactions contemplated by the Securities Purchase Agreement dated as of December 22, 2025, by and between the Company and Mr. David Lazar.

You hereby represent and warrant to the Company as follows: (i) you are either: (a) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act or (b) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act, and (ii) you have had an opportunity to review the Company’s filings made with the Securities and Exchange Commission (“SEC”) including that certain definitive proxy statement on Form DEF 14A filed with the SEC on January 21, 2026, a copy of which has been furnished to you.

You acknowledge and agree that you have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of entering into this letter agreement and that you have had a full and fair opportunity to consult with independent legal counsel and other advisors of your choosing with respect to this letter agreement, the transactions contemplated hereby, and the merits and risks thereof, and you have either done so or have knowingly and voluntarily elected not to do so.

This letter agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles regarding conflicts of law. Each party irrevocably and unconditionally consents to the sole and exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan and the United Stated District Court for the Southern District of New York, for any action, suit or proceeding arising out of or relating to this letter agreement or the proposed business relationship, and each party agrees not to commence any action, suit or proceeding related thereto except in such courts. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege hereunder. No provision of this letter agreement can be amended without the specific written consent of the other party. This letter agreement may be executed via facsimile or email (in pdf format) and may be executed in separate counterparts, each of which together shall constitute a single instrument.

By signing below, you hereby accept and agree to the Company’s offer set forth above, including all terms and conditions of this letter agreement, and acknowledge and agree that upon execution of this letter agreement constitutes a binding agreement between you and the Company. Please execute this letter agreement in the space provided below and return a signed copy of this letter agreement together with a signed copy of the Voting Agreement. Upon execution of this letter agreement by both parties and delivery to the Company of the signed Voting Agreement (such date, the “Effective Date”), the Exercise Price Reduction shall automatically become effective.

[Signature Page Follows]

Sincerely yours,

INDAPTUS THERAPEUTICS, INC.

By:
Name:
Title:
Date:

Agreed and accepted:

HOLDER

By:
Name:
Title:
Date:

Exhibit A

Existing Warrants

●	Common Stock Purchase Warrants dated [___] to purchase [___] shares of Common Stock issued on [___] at an exercise price of $[___] per share

●	Common Stock Purchase Warrants dated [___] to purchase [___] shares of Common Stock issued on [___] at an exercise price of $[___] per share

●	Common Stock Purchase Warrants dated [___] to purchase [___] shares of Common Stock issued on [___] at an exercise price of $[___] per share

Exhibit B

Form of Voting Agreement

Exhibit 10.2

IRREVOCABLE PROXY AND VOTING AGREEMENT

THIS IRREVOCABLE PROXY AND VOTING AGREEMENT (this “Agreement”) is being signed on February ____, 2026 (the “Signature Date”) by and among (a) Indaptus Therapeutics, Inc., a Delaware corporation whose shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) are listed for trading on the Nasdaq Capital Market (the “Company”), (b) ____________, an individual (the “Stockholder”), and (c) Jeffrey Meckler, an individual and officer of the Company (the “Proxy”).

WHEREAS, the Company and the Stockholder are entering into a letter agreement (the “Letter Agreement”) that provides for the reduction of the exercise price of certain warrants to purchase shares of Common Stock previously issued by the Company to the Stockholder (the “Warrants”) in accordance with the terms of the Letter Agreement, and in connection with that Letter Agreement, the Stockholder desires to provide the Proxy with certain contractual rights as set forth below.

NOW, THEREFORE, in consideration of the recitals set forth hereinabove and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, each of the parties hereto, intending legally to be bound, hereby agrees as follows:

1. Incorporation of Recitals. The parties to this Agreement hereby agree and acknowledge that all of the Recitals set forth hereinabove are true, complete and correct in every respect and hereby incorporate said Recitals into this Agreement by this reference.

2. Representations of the Stockholder. The Stockholder hereby represents and warrants to the Company that it: (a) has full power to enter into this Agreement and has not, prior to the Signature Date, executed and/or delivered any proxy or entered into any other voting agreement or similar arrangement and (b) will not take any action inconsistent with the purposes and provisions of this Agreement.

3. Escrow of Agreement. Upon execution of this Agreement, the executed signature pages and counterparts to this Agreement shall be placed in escrow with Greenberg Traurig, P.A., counsel to the Company, until the complete execution of the Letter Agreement by the Company and Stockholder, at which time such signature pages and counterparts shall be released from such escrow to effect the Agreement and the transactions contemplated hereby, including without limitation the creation of the proxy and the authorization of the Proxy thereby (the “Proxy Effective Date”).

4. Scope of Agreement. Upon and following the Proxy Effective Date, this Agreement pertains to the entitlement and power to vote and the exercise and direction thereof, from time to time, of all the shares of Common Stock held by the Stockholder as of January 21, 2026 (the “Initial Proxy Shares”), which is the record date for the Company’s special meeting of stockholders, which is scheduled to be held on February 26, 2026 (together with any adjournments, postponements, or rescheduled sessions thereof, the “Initial Stockholders Meeting”), with respect to the proposals that are set forth, from time to time, either on the agenda at such meeting and recommended by the Board of Directors of the Company, or in the Definitive Proxy Statement of the Company filed with the Securities and Exchange Commission on January 21, 2026, as may be amended or supplemented from time to time (collectively, the “Initial Proposals”). In the event that either the Initial Proposals are not approved by the Company’s stockholders at the Initial Stockholders Meeting, or the record date for the Initial Stockholders Meeting is changed, this Agreement also pertains to the entitlement and power to vote and the exercise and direction thereof, from time to time, of all shares of Common Stock held by the Stockholder, from time to time, on and after the Signature Date including without limitation any shares of Common Stock which may be acquired by the Stockholder after the Signature Date (the “Subsequent Proxy Shares” and together with the Initial Proxy Shares, the “Proxy Shares”) with respect to any one or more of the Initial Proposals on the agenda for one or more subsequent meetings of stockholders (collectively and together with any adjournments, postponements, or rescheduled sessions thereof, the “Subsequent Stockholders Meeting” and together with the Initial Stockholders Meeting, the “Stockholders Meetings”) and recommended by the Board of Directors of the Company, or in the Definitive Proxy Statement of the Company filed with the Securities and Exchange Commission for a Subsequent Stockholders Meeting, as may be amended or supplemented from time to time (together with the Initial Proposals, the “Proposals”).

5. Changes in Capital Stock. In the event that subsequent to the Signature Date, any shares of capital stock or other securities the Company are issued on, upon conversion of, or in exchange for, any of the Proxy Shares, whether by any stock dividend, subdivision, combination, reclassification, exchange, merger, consolidation, statutory conversion, domestication, statutory transfer, continuance or otherwise, such shares of capital stock or other securities shall be “Proxy Shares” for purposes of this Agreement.

6. Voting of Proxy Shares. From the Signature Date until the termination of this Agreement, the Stockholder agrees and covenants that at any Stockholders Meeting all of his/its Proxy Shares shall be voted by the Stockholder in favor of all the Proposals. The Stockholder agrees to promptly vote his/its Proxy Shares within (i) three (3) days after the Signature Date for the Initial Stockholders Meeting, or (ii) seven (7) days after the Company files a definitive proxy statement for a Subsequent Stockholders Meeting. To the extent that such shares are not voted in accordance with the immediately preceding sentence, then the Proxy may exercise the proxy, as provided in Section 7, to vote all of the Proxy Shares in favor of the Proposals. During the term of this Agreement, Stockholder shall not vote or attempt to vote any of his/its Proxy Shares, or otherwise exercise or attempt to exercise any voting or other approval, consent, or veto rights of any of his/its Proxy Shares except as provided in this Section 6 and the Company is hereby directed by the Stockholder to disregard any such vote, consent, veto, or approval, to immediately notify the Proxy thereof, and to record the vote with respect to the Proxy Shares and such matter in accordance with the exercise of the proxy granted provided in Section 7 by the Proxy.

7. Irrevocable Proxy.

(a) In order to give effect to and in furtherance of the agreements and covenants set forth in this Agreement, the Stockholder hereby irrevocably constitutes and appoints Proxy as proxy for such Stockholder, with full power of substitution and re-substitution, for and in the name and on behalf of such Stockholder, to vote any and all of his/its Proxy Shares in favor of the Proposals at the Stockholders Meetings. The proxy granted hereby shall remain in effect for so long as and at all times until the termination of this Agreement. The proxy granted hereby is irrevocable and is coupled with an interest sufficient in law to support an irrevocable proxy.

(b) The Proxy hereby accepts its appointment as proxy of the Stockholder, pursuant to Subsection 7(a) of this Agreement. Other than as specifically set forth herein, the Proxy shall have no other rights with respect to the Proxy Shares.

(c) In no way shall the terms of this Agreement be interpreted in a way to cause a violation of Section 160(c) of the Delaware General Corporate Law or to prohibit, limit or restrict Proxy from exercising any fiduciary duties as an officer and/or director to the Company at and from such time as the Proxy may be such.

(d) The voting of Proxy Shares pursuant to this Agreement may be effected by casting a vote in person, by granting a directed voting proxy, by executing a written consent or in any other manner permitted by applicable law and the Company’s governing documents. For the avoidance of doubt, voting of the Proxy Shares pursuant to the Agreement need not make explicit reference to the terms of this Agreement.

(e) The proxy granted pursuant to this Agreement shall survive until the termination of this Agreement and not be affected by the subsequent death, disability, incapacity, insolvency, or bankruptcy of any party or any transfer, sale, assignment, pledge, hypothecation, creation of a security interest or lien, placement in trust (voting or otherwise), conversion, exchange, gift, encumbrance, or disposition, directly or indirectly, voluntary or involuntary, or by operation of law or otherwise, of any direct or indirect interest in the Proxy Shares (a “Transfer”).

(f) The proxy granted pursuant to this Agreement shall run with the Proxy Shares following any Transfer and shall bind each holder and subsequent holder of the Proxy Shares and their permitted successors and assigns, from time to time. Each holder, transferee, assignee, or successor of any Proxy Shares shall be subject to the terms of this Agreement. As a condition precedent to the Company’s recognition of any Transfer, each prospective holder, transferee, assignee, or successor shall agree in writing to be subject to each of the terms of this Agreement, and as a result of such agreement, such person shall be deemed to be a party, as if such person’s signature appeared on the signature page of this Agreement. The Company shall not permit or recognize any Transfer on its books or issue a new certificate representing Proxy Shares subject to such Transfer unless and until such prospective holder, transferee, assignee, or successor shall have complied with the terms of this Agreement. Any Transfer not effected in accordance with this Agreement shall be null and void ab initio and of no force or effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns; provided, that no Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties.

(g) Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

(h) The Stockholder hereby revokes any and all previous proxies or powers of attorney with respect to the Proxy Shares and shall not hereafter, unless and until the termination of this Agreement, purport to grant any other proxy or power of attorney with respect to any of the Proxy Shares, deposit any of the Proxy Shares into a voting trust or enter into any agreement (other than the proxy provided in Section 7 or as permitted in favor of the Proposals by Section 6), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Proxy Shares, in each case, with respect to the Proposals or any of the other matters set forth herein.

8. Limitation of Proxy’s Liability. Proxy shall not incur any liability or responsibility by reason of any error of judgment, mistake of law or other mistake, or for any act or omission of any agent or attorney, or for any misconstruction of this Agreement, or for any action of any kind taken or omitted hereunder or believed by him to be in accordance with the provisions and intents hereof.

9. [Reserved].

10. Term. This Agreement shall commence on the Signature Date and terminate immediately following the closing of the Stockholders Meeting at which all the Proposals are approved, unless terminated by Proxy, in Proxy’s sole discretion (the “Term”).

11. Successor Proxy. In the event that the Proxy is unable or unwilling to serve as the Proxy, a successor proxy (who will become the Proxy under this Agreement, if appointed in accordance with this Section 11) may be appointed by the Proxy at his discretion. Such successor proxy shall be vested with all the rights, powers and authority as if originally named and defined as “Proxy” in this Agreement.

12. Legend; Subsequent Holders of Proxy Shares. The Stockholder hereby acknowledges and agrees that during the Term all certificates for the shares of Proxy Shares may, but need not, be imprinted by the Company with notice of this Agreement and the irrevocable proxy set forth herein. During the Term, the Stockholder agrees not to transfer any interest in his/its respective Proxy Shares unless the transferee executes and delivers a joinder and adoption agreement pursuant to which transferee or assignee of Proxy Shares shall continue to be subject to the terms hereof and, as a condition precedent to any such transfer(s) (and the Company’s recognizing such transfer(s)), each such transferee or assignee shall agree in writing to be subject to each of the terms of this Agreement by executing and delivering such joinder and adoption agreement to the satisfaction of the Proxy. Upon the execution and delivery of by any transferee joinder and adoption agreement, such transferee shall be deemed to be a party hereto as if such transferee were the transferor and such transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be a Stockholder for the remainder of the Term. During the Term, a Stockholder shall not make, and the Company shall not permit, the transfer of Proxy Shares on its books or issue a new certificate representing any such Proxy Shares unless and until such transferee (or group) shall have complied with the terms of this Section 11.

13. Governing Law; Jurisdiction and Venue.

(a) This Agreement, and all claims, causes of action, actions, suits, and proceedings (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim, cause of action, action, suit, or proceeding based upon, arising out of, or related to any transaction contemplated by this Agreement, any representation or warranty made in or in connection with this Agreement, or as an inducement to enter into this Agreement) (a “Dispute”), shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, including its statutes of limitations, without regard to rules regarding choice of law.

(b) Each party hereto (i) irrevocably and unconditionally agrees that any Dispute shall be brought solely and exclusively in the Court of Chancery of the State of Delaware or, if the Court of Chancery of the State of Delaware does not have jurisdiction over a particular Dispute, the Complex Commercial Litigation Division of the Delaware Superior Court located in New Castle County, or if the Complex Commercial Litigation Division of the Delaware Superior Court located in New Castle County does not have jurisdiction over a particular Dispute, any other state or federal court located within the State of Delaware (the “Delaware Courts”), (ii) expressly, irrevocably and unconditionally submits to the sole and exclusive jurisdiction of the Delaware Courts with regard to any Dispute, (iii) agrees not to commence any Dispute except in the Delaware Courts, and (iv) waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such Dispute, any claim that such party is not subject personally to the jurisdiction of the Delaware Courts, that such party’s property is exempt or immune from attachment or execution, that such Dispute brought in an inconvenient forum, that the venue of such Dispute is improper, or that this Agreement or the subject matter of this Agreement may not be enforced in or by the Delaware Courts. Each party agrees that a final judgment in any Dispute or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(c) Each party hereto irrevocably consents to the service of process outside the territorial jurisdiction of the Delaware Courts in any Dispute by mailing copies thereof by registered or certified U.S. mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to the Notices section of this Agreement. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

(d) WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES SUCH PERSON’S RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY “DISPUTE” (AS DEFINED IN THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE SCOPE OF THE FOREGOING WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL “DISPUTES” THAT MAY BE FILED IN ANY COURT OR TRIBUNAL. THIS PARAGRAPH HAS BEEN FULLY DISCUSSED BY EACH PARTY AND, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY FURTHER REPRESENTS AND WARRANTS THAT SUCH PERSON HAS HAD AN OPPORTUNITY TO REVIEW THIS WAIVER WITH LEGAL COUNSEL FOR SUCH PERSON, AND THAT SUCH PERSON KNOWINGLY AND VOLUNTARILY WAIVES SUCH PERSON’S JURY TRIAL RIGHTS FOLLOWING AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT OR TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

14. Benefits; Binding Effect. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, successors, assigns and transferees.

15. Counterparts. This Agreement may be executed in two or more counterparts, and all so executed shall constitute one Agreement, binding on all the parties hereto.

16. Amendment or Modification. This Agreement may be altered, modified or amended only by the unanimous consent, in writing, of the parties hereto, either now or hereafter. Any such modification must be signed by each party to this Agreement.

17. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

18. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on Schedule A hereto, or to such email address or address as subsequently modified by written notice given in accordance with this Section 18.

19. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

20. Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

21. Specific Enforcement. The Stockholder acknowledges and agrees that irreparable harm will result in the event any of the provisions of this Agreement are not performed by the Stockholder in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that the Company shall be entitled to an injunction to prevent breaches of this Agreement, and to specific enforcement of this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction, as further provided in Section 23.

22. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and arrangements, both oral and written, among the parties hereto with respect to such subject matter.

23. Enforceability. The parties expressly agree that this Agreement shall be specifically enforceable in accordance with its terms against each of the parties hereto. If any provision of this Agreement shall be declared void or unenforceable by any court or administrative board of competent jurisdiction, such provision shall be deemed to have been severed from the remainder of this Agreement and this Agreement shall continue in all respects to be valid and enforceable and shall be construed so as to best give effect to the intention of the voided or unenforceable term or provision.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the Signature Date.

PROXY:

Jeffrey Meckler

STOCKHOLDER:

[Name]

INDAPTUS THERAPEUTICS, INC.

By:
Name:	Jeffrey Meckler
Title:	Co-Chief Executive Officer
Date

Schedule A

Company/Proxy:

Indaptus Therapeutics, Inc.

Address: 3 Columbus Circle

15th Floor

New York, New York 10019

Attention:

E-mail:

With a copy, which shall not constitute notice, shall also be sent to:

Greenberg Traurig LLP

One Vanderbilt Avenue

New York, New York 10017

Attention: Gary Emmanuel

Email: emmanuelg@gtlaw.com

Stockholder:	[ ] Address: Attention: E-mail: